M&F BANCORP, INC. AND SUBSIDIARY

Exhibit 32

M & F BANCORP, INC.

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of M & F Bancorp, Inc. (the “Company”) certify that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2006	/s/ Ronald Wiley
Ronald Wiley
Chief Executive Officer

Dated: August 21, 2006	/s/ Jonathan Sears Woodall
Jonathan Sears Woodall
Chief Financial Officer

*	This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.